UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 5, 2026
PACIRA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 900
Brisbane, California 94005
(Address and Zip Code of Principal Executive Offices)

(650) 242-8052
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on October 8, 2026, Pacira BioSciences, Inc., a Delaware corporation (the “Company” or “Pacira”), entered into the Agreement and Plan of Merger (the “Merger Agreement”) with Viatris Inc., a Delaware corporation (“Viatris”), and Peach Purchaser Sub Inc., a Delaware corporation and a wholly owned subsidiary of Viatris (“Purchaser”), pursuant to which, among other things, on October 30, 2026, Purchaser commenced a tender offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.001 per share (the “Shares”), of the Company for $36.50 per Share, in cash, net of applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Merger Agreement. The Merger Agreement provides, among other things, that as soon as practicable following the consummation of the Offer, on the terms and subject to the conditions set forth in the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, as amended, Purchaser will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and as a wholly owned subsidiary of Viatris.

In light of the proposed Offer and Merger, the Company will not issue an earnings release for the quarterly period ended September 30, 2026, nor will it hold a conference call to discuss its financial results and recent developments. In addition, the Company is withdrawing its previously issued 2026 financial guidance and will not provide further updates to such guidance during the pendency of the proposed Offer and Merger.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements”. Such forward-looking statements may include, without limitation, statements about the transaction (in which, among other things, Viatris, through its wholly-owned subsidiary, has commenced the Offer to acquire all of the outstanding Shares and, following the consummation of the Offer, for such wholly-owned subsidiary of Viatris to be merged with and into Pacira), the expected timetable for completing the proposed transaction, the anticipated benefits and synergies of the proposed transaction, the ability to complete the transaction or to satisfy the various closing conditions, future opportunities for Viatris or Pacira and either of their products and any other statements regarding Viatris’ or Pacira’s future operations, strategic initiatives and priorities, restructuring activities, financial or operating results, capital allocation, dividend policy and payments, share repurchases, debt ratio and covenants, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, imperatives, competitions, commitments, confidence in future results, efforts to create, enhance or otherwise unlock value, other expectations, plans, trends, outlooks, projections, prospects and targets for future periods, and any other statements that are not historical facts. Forward-looking statements may often be identified by the use of words such as “will”, “may”, “can”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “pipeline”, “intend”, “continue”, “target”, “seek” and variations of these words or comparable words.

Because forward-looking statements inherently involve known and unknown risks and uncertainties, actual future results, levels of activity, performance or achievements may differ materially from those expressed or implied by such forward-looking statements, and there can be no assurance that estimates, assumptions and expectations will prove to have been correct. Factors that could cause or contribute to such differences include, but are not limited to: the ability of Viatris and Pacira to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the ability of Viatris and Pacira to consummate the proposed transaction; the conditions to the completion of the proposed transaction (including, but not limited to, the Minimum Condition (as defined in the Merger Agreement)) not being satisfied or waived on the anticipated timeframe or at all; the regulatory approvals required for the proposed transaction not being obtained on the terms expected or on the anticipated schedule or at all; the possibility that competing offers may be made; the possibility that Viatris may be unable to achieve the intended or expected benefits, synergies and operating efficiencies in connection with the proposed transaction within the expected timeframe or at all or to successfully integrate Viatris and Pacira; Viatris’ or Pacira’s failure to achieve expected or targeted future financial and operating performance and results; the possibility that Viatris or Pacira may not realize the intended benefits of, or achieve the intended goals or outlooks with respect to, its strategic initiatives and priorities; actions and decisions of healthcare and pharmaceutical regulators; changes in relevant laws, regulations and policies and/or the application or implementation thereof, including but not limited to tax, healthcare and pharmaceutical laws, regulations and policies globally; the ability to attract, motivate and retain key personnel; Viatris’ or Pacira’s liquidity, capital resources and ability to successfully complete capital projections and obtain financing; Viatris’ or Pacira’s plans with respect to the repayment of indebtedness; any regulatory, legal or other impediments to Viatris’ or Pacira’s ability to bring new products to market; success of clinical trials and Viatris’ or Pacira’s (or, with respect to each, its partners’) ability to execute on new product opportunities and develop, manufacture and commercialize products; any changes in or difficulties with Viatris’ or Pacira’s manufacturing facilities, including with respect to short- or long-term shutdowns, inspections, remediation and restructuring activities, product labeling or regulatory compliance, supply chain continuity, inventory management, or the ability to meet anticipated demand; the scope, timing and outcome of any ongoing legal proceedings, including government inquiries or investigations, and the impact of any such proceedings on Viatris or Pacira; any significant breach of data security or data privacy or disruptions to Viatris’ or Pacira’s information technology systems; risks associated with having significant operations globally; the strength and ability to protect Viatris’ or Pacira’s intellectual property and patent terms and preserve their respective intellectual property rights; changes in third-party relationships; the effect of any changes in Viatris’ or Pacira’s (or, with respect to each, its partners’) customer and supplier relationships and customer purchasing patterns, including customer loss and business disruption being greater than expected following the proposed transaction; the impacts of competition, including decreases in sales or revenues as a result of the loss of market exclusivity for certain products; changes in the economic and financial conditions of Viatris or Pacira (or, with respect to each, its partners); uncertainties regarding future demand, pricing and reimbursement for Viatris’ or Pacira’s products; uncertainties and matters beyond the control of management, including but not limited to general political and economic conditions, wars or other conflicts, potential for adverse impacts from future tariffs and trade restrictions, inflation rates, interest rates and global exchange rates; and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with U.S. generally accepted accounting principles (GAAP) and related standards or on an adjusted basis.

For more detailed information on the risks and uncertainties associated with Viatris and Pacira, see the risks described in Part I, Item 1A of their respective Annual Reports on Form 10-K for the year ended December 31, 2025, and their other filings with the U.S. Securities Exchange Commission (the “SEC”). You can access their respective filings with the SEC through the SEC website at www.sec.gov or through their respective websites, and each of Viatris and Pacira strongly encourages you to do so. Viatris routinely posts information that may be important to investors on its website at investor.viatris.com, and uses this website address as a means of disclosing material information to the public in a broad, non-exclusionary manner for purposes of the SEC’s Regulation Fair Disclosure (Reg FD). The contents of each of Viatris’ and Pacira’s websites are not incorporated into this Current Report on Form 8-K or their respective filings with the SEC. Each of Viatris and Pacira undertakes no obligation to update any statements herein for revisions or changes after the date of this Current Report on Form 8-K other than as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA BIOSCIENCES, INC. (REGISTRANT)

Dated:	November 5, 2026	By:	/s/ KRISTEN WILLIAMS
Kristen Williams
Chief Administrative Officer and Secretary